SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2003

                           Hudson Highland Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       000-50129                                           59-3547281
(Commission File Number)                       (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 351-7300

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements.



None.


          (b)  Pro Forma Financial Information.



None.


          (c)  Exhibits

               99.1 Press Release of Hudson Highland Group, Inc. (the "Company")
                    issued on May 7, 2003 relating to its first quarter earnings.




ITEM 9.   REGULATION FD DISCLOSURE.


     The following information is furnished under "Item 12. Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

     On May 7, 2003, the Company announced its financial results for the three months ended March 31, 2003. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

     Included in the press release issued by the Company and furnished herewith as Exhibit 99.1 are certain non-GAAP financial measures. Historically, the Company's business has grown through acquisitions. As a result of this growth, the Company has incurred costs to integrate, restructure and reorganize both existing and acquired businesses. The Company has historically presented certain non-GAAP financial measures to exclude these types of costs. Management of the Company believes such non-GAAP financial measures are useful to investors assessing the financial condition and results of operations of the Company's core business operations.

     (All other items on this report are inapplicable.)

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

        The following is a table of additional information related to the March
31, 2003 financial results.

                                        HUDSON HIGHLAND GROUP, INC.
                                             SEGMENT ANALYSIS
                                              (in thousands)
                                               (unaudited)

For the Three Months Ended March 31, 2003              Americas     Europe   Asia Pac.    Corporate       Total
                                                       --------     ------   ---------    ---------       -----
Hudson revenue                                          $77,208    $84,932    $81,825                    $243,965
Highland revenue                                         10,432      3,999        793                      15,224
                                                        -------    -------    -------                    --------
Total revenue                                           $87,640    $88,931    $82,618                    $259,189
                                                        =======    =======    =======                    ========
Hudson gross margin                                     $17,557    $37,637    $27,456                    $ 82,650
Highland gross margin                                    10,432      3,699        751                      14,882
                                                        -------    -------    -------                    --------
Total gross margin                                      $27,989    $41,336    $28,207                    $ 97,532
                                                        =======    =======    =======                    ========

Hudson adjusted EBITDA (1)                              $(2,190)   $(8,079)   $(1,067)                   $(11,336)
Highland adjusted EBITDA (1)                             (2,354)    (2,402)      (345)                     (5,101)
Corporate adjusted EBITDA (1)                                 -          -          -       $(4,964)       (4,964)
                                                        -------    -------    -------       -------      --------
Adjusted EBITDA (1)                                     $(4,544)  $(10,481)   $(1,412)      $(4,964)     $(21,401)
                                                        =======   ========    =======       =======      ========

For the Three Months Ended March 31, 2002

Hudson revenue                                          $81,179    $84,821    $80,322                    $246,322
Highland revenue                                         11,513      5,300        945                      17,758
                                                        -------    -------    -------                    --------
Total revenue                                           $92,692    $90,121    $81,267                   $ 264,080
                                                        =======    =======    =======                    ========
Hudson gross margin                                     $21,089    $41,219    $29,258                   $  91,566
Highland gross margin                                    11,513      5,300        945                      17,758
                                                        -------    -------    -------                    --------
Total gross margin                                      $32,602    $46,519    $30,203                   $ 109,324
                                                        =======    =======    =======                   =========
Hudson adjusted EBITDA (1)                              $   625    $(1,635)   $ 4,077                   $   3,067
Highland adjusted EBITDA (1)                             (1,487)        38        132                      (1,317)
Corporate adjusted EBITDA (1)                                 -          -          -       $(7,250)       (7,250)
                                                        -------    -------    -------       -------      --------
Adjusted EBITDA (1)                                     $  (862)   $(1,597)   $ 4,209       $(7,250)    $  (5,500)
                                                        =======    =======    =======       =======     =========

(1) Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization ("Adjusted
EBITDA"), is presented to provide additional information about the Company's ability to meet its future debt service, capital expenditures and working capital requirements and is one of the measures that determines its ability to borrow under its credit facility. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.


        (All other items on this report are inapplicable.)


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HUDSON HIGHLAND GROUP,  INC.(Registrant)


                                       By: /s/ RICHARD W. PEHLKE
                                           -------------------------------------
                                           Richard W. Pehlke
                                           Executive Vice Presidant and Chief
                                           Financial Officer


Dated: May 13, 2003


                           Hudson Highland Group, Inc.
                           Current Report on Form 8-K
                                  Exhibit Index

Exhibit
Number      Description
------      -----------

99.1 Press Release of Hudson Highland Group, Inc. issued on May 7, 2003 relating to its first quarter earnings.




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